UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

BEASLEY BROADCAST GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200
Naples, Florida	34103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 239 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On June 4, 2026, Beasley Broadcast Group, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to implement certain governance and structural provisions in connection with the Company’s entry into an Amended and Restated Transaction Support Agreement, dated as of April 27, 2026, by and among the Company and certain debtholders (the “Transaction Support Agreement”). The Charter Amendment became effective as of 11:59 p.m. Eastern Time on June 4, 2026 (the “Effective Time”). Capitalized terms used but not defined have the meanings ascribed to them in the Transaction Support Agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2026 and incorporated herein by reference.

The Charter Amendment added the following provisions to the Company’s Amended and Restated Certificate of Incorporation:

(i)

The Company shall not, and shall not authorize or permit any of its affiliates to, initiate any insolvency or similar proceeding, including, without limitation, any bankruptcy filing of the Company or its affiliates, without the unanimous approval of the Board of Directors, which shall for the avoidance of doubt include the approval of the Initial 2L Supporting Holder Director (or any successor Independent 2L Director so selected).

(ii)

Upon receipt by the Company of a Notice of Conversion delivered in accordance with the Transaction Support Agreement, the Company shall effect the Equity Conversion by issuing shares of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), to the holders entitled thereto pursuant to Section 8(k) of the Transaction Support Agreement, effective on the date that is the later of (A) the earlier of (x) December 31, 2027 (or the Springing Maturity Date, as applicable) or (y) the date on which an Event of Default has occurred and is continuing as determined in accordance with Section 8(o) of the Transaction Support Agreement, or (B) the date on which all required approvals of the Federal Communications Commission (the “FCC”) and all other required governmental or regulatory approvals in connection with the Equity Conversion have been duly obtained and remain in full force and effect.

For more information regarding the details of the Charter Amendment, see the Company’s definitive information statement filed with the SEC on May 15, 2026, and for more information regarding the Transaction Support Agreement, see the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2026.

The foregoing description of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

The Charter Amendment implements certain provisions of the 2027 PIK Notes Indenture (as defined below), the operation of which may, at a subsequent date, result in a change in control of the Company. On May 1, 2026, Beasley Mezzanine Holdings, LLC (the “Issuer”), a direct, wholly owned subsidiary of the Company, issued $98,475,254 in aggregate principal amount of 10.000% Senior Secured Second Lien PIK Notes due 2027 (the “2027 PIK Notes”) pursuant to an indenture, dated as of May 1, 2026 (the “2027 PIK Notes Indenture”).

At any time on or after December 31, 2027, or upon the occurrence of an Event of Default (as defined in the 2027 PIK Notes Indenture), holders of at least a majority in aggregate principal amount of the 2027 PIK Notes then outstanding may elect to convert all outstanding 2027 PIK Notes into shares of the Company’s Class A Common Stock and the Company’s Class B Common Stock (such shares issuable upon conversion, the “Conversion Shares”)

(such conversion, the “Equity Conversion”). Upon such Equity Conversion, subject to obtaining any required regulatory approvals, all outstanding 2027 PIK Notes shall convert into Conversion Shares representing, in the aggregate, 95% of the issued and outstanding Class A Common Stock and Class B Common Stock (calculated on a fully diluted basis) immediately following such conversion; provided that the conversion percentage shall be reduced to 90%, 85% or 80%, respectively, if the Issuer has made cash payments at par to holders in respect of principal of the 2027 PIK Notes equal to at least 85%, 90% or 95%, respectively, of the original aggregate principal amount of 2027 PIK Notes issued on May 1, 2026 (without giving effect to any increase in principal amount resulting from PIK Interest (as defined in the 2027 PIK Notes Indenture)). The Equity Conversion is subject to obtaining prior approval of the FCC and compliance with applicable FCC foreign ownership rules.

For more information regarding the Charter Amendment, see Item 3.03 of this Current Report on Form 8-K, and, for more information regarding the 2027 PIK Notes and 2027 PIK Notes Indenture, see the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2026.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Beasley Broadcast Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: June 5, 2026	By:	/s/ Caroline Beasley
Caroline Beasley Chief Executive Officer